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                              GOLDMAN SACHS TRUST
                      GOLDMAN SACHS FINANCIAL SQUARE FUNDS

                                   FST Shares
                               FST Service Shares
                           FST Administration Shares
                              FST Preferred Shares
                               FST Select Shares

                             ---------------------

                      Supplement dated February 6, 2001 to
                         Prospectuses dated May 1, 2000

    Under the section titled "Shareholder Guide--How to Sell Shares--When Will Redemption Proceeds Be Wired?" the first bullet under the chart is revised as follows:

  . Although redemption proceeds will normally be wired as described above, under certain circumstances, (a) redemption proceeds may be paid the next business day following receipt of a properly executed wire transfer redemption request (or up to three business days later with respect to the Tax-Free Money Market Fund) and (b) redemption requests or payments may be postponed or suspended as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, under that section redemption request or payments may be postponed or suspended if (i) the New York Stock Exchange is closed for trading or trading is restricted, (ii) an emergency exists which makes the dispatch of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable; or (iii) the SEC by order permits the suspension of the right of redemption. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.

    FSTSTCK 2/01 60K